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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2003

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-16295



           Delaware                                  75-2759650
-------------------------------                      ----------------------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)

      777 Main Street, Suite 1400, Ft. Worth, Texas          76102
     -----------------------------------------------       ----------
        (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (817) 877-9955


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1 Press Release dated April 30, 2003.


Item 9. Regulation FD Disclosure

        On April 30, 2003, Encore Acquisition Company, a Delaware corporation, issued a press release announcing first quarter 2003 results. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference. The press release is being furnished under Item 9 and under Item 12 (in accordance with SEC Release No. 33-82169). The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ENCORE ACQUISITION COMPANY


Date:  April 30, 2003                    By: /s/ MORRIS B. SMITH
                                             -----------------------------------
                                             Morris B. Smith
                                             Chief Financial Officer, Treasurer,
                                             Executive Vice President and
                                             Principal Financial Officer




Date:  April 30, 2003                    By: /s/ ROBERT C. REEVES
                                             -----------------------------------
                                             Robert C. Reeves
                                             Vice President, Controller and
                                             Principal Accounting Officer





                                       2
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                                 EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1                       Press Release dated April 30, 2003.